Exhibit 99.2

Harbinger Group Inc. Announces Launch of Debt Offering

NEW YORK – (BUSINESS WIRE) – December 10, 2012 – Harbinger Group Inc. (“HGI” or the “Company”; NYSE: HRG) announced today an offering of $650 million in aggregate principal amount of senior secured notes. The Company expects to use the net proceeds from the issuance of the notes to refinance its existing 10.625% senior secured notes due November 15, 2015 and for working capital by it and its subsidiaries and for general corporate purposes, including the financing of future acquisitions and businesses.

The offering will be made solely by means of a private placement either to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to certain persons in offshore transactions pursuant to Regulation S under the Securities Act.

The notes to be issued in the offering have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in the Press Release and certain oral statements made by our representatives from time to time regarding the matters discussed herein are or may be forward-looking statements. Such forward-looking statements are based upon management’s current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by HGI and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of HGI, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, the risk that closing of the acquisition of the residential hardware and home improvement business of Stanley Black & Decker, Inc. and certain of its subsidiaries by Spectrum Brands, Inc. or HGI Energy Holdings, LLC’s joint venture transaction with EXCO Resources, Inc. (“Energy Transaction”) to create a private oil and gas limited partnership (the “Partnership”) will not occur, will be delayed or will close on terms materially different than expected, including, in the case of the Energy Transaction, (i) as a result of title and environmental diligence of properties to be acquired, commodity price risks, drilling and production risks, (ii) financing plans for the Partnership and the Energy Transaction, (iii) reserve estimates and values, statements about the Partnership’s properties and potential reserves and production levels. Other factors could cause actual results, events and developments to differ include, without limitation, the ability of HGI’s subsidiaries (including, following the closing of the Energy Transaction, the Partnership) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, that HGI may not be successful in identifying any suitable future acquisition opportunities, the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

About Harbinger Group, Inc.

Harbinger Group Inc. (“HGI”; NYSE: HRG) is a diversified holding company. HGI’s principal operations are conducted through subsidiaries that offer life insurance and annuity products, and branded consumer products such as batteries, personal care products, small household appliances, pet supplies, and home and garden pest control products. HGI is principally focused on acquiring controlling and other equity stakes in businesses across a diversified range of industries and growing its existing businesses. In addition to HGI’s intention to acquire controlling equity interests, HGI may also from time to time make investments in debt instruments and acquire minority equity interests in companies. Harbinger Group Inc. is headquartered in New York and traded on the New York Stock Exchange under the symbol HRG. For more information on HGI, visit: www.harbingergroupinc.com.

Contacts

Investors:

Harbinger Group Inc.

Investor Relations

Tara Glenn

212-906-8560

investorrelations@harbingergroupinc.com

Media:

Jamie Tully/Michael Henson

Sard Verbinnen & Co

212-687-8080

Source: Harbinger Group Inc.